UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 09, 2024

Q32 Bio Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTTB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 9, 2024, Q32 Bio Inc. (the “Company”) issued a press release titled “Q32 Bio Announces Completion of Enrollment in the SIGNAL-AD Phase 2 Clinical Trial of Bempikibart for Atopic Dermatitis.” A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 9, 2024, the Company announced that it has completed enrollment in the SIGNAL-AD Phase 2 clinical trial of bempikibart (ADX-914) for the treatment of persistent, moderate-to-severe atopic dermatitis (“AD”). Bempikibart is a fully human anti-IL-7Rα antibody that is designed to re-regulate adaptive immune function by blocking IL-7 and TSLP signaling, both of which contribute to inflammation and injury in a diversity of autoimmune disorders.

SIGNAL-AD (NCT05509023) is a two-part Phase 2, randomized, double-blind, placebo-controlled, multi-center clinical trial evaluating bempikibart in adult patients with persistent, moderate-to-severe AD. Part A was conducted to evaluate safety, PK, and to enable dose selection for Part B of the clinical trial. Part A was completed, but data remains blinded. Part B is being conducted to evaluate the efficacy and safety of bempikibart as compared with placebo. In Part B, patients were enrolled 1:1 in the bempikibart 200 mg Q2W SC flat dose and placebo arms for 12 weeks of treatment. The primary endpoint is the mean percent change from baseline to week 14 in the Eczema Area and Severity Index (EASI) score. Patients will be followed for an additional 12 weeks following completion of treatment.

A total of 121 patients were enrolled, including 15 patients in Part A. Total enrollment exceeded the initial target of approximately 100 patients due to Part B patient enrollment demand. Topline data from Parts A and B are expected in the fourth quarter of 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, relating to the Company’s business, operations and financial condition, and its expectations regarding the timing and data from its Phase 2 clinical trial for bempikibart in AD in the fourth quarter of 2024. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements.

Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to integrate its business with its merger partner successfully and to achieve anticipated synergies; the possibility that other anticipated benefits of the merger will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the Company’s operations, and the anticipated tax treatment of the merger; the Company’s ability to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with employees, suppliers or other parties resulting from the completion of the merger; potential business uncertainty, including changes to existing business relationships that could affect the Company’s financial performance; the need for additional funding, which may not be available; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of the Company’s development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; the Company’s product candidates may cause serious adverse side effects; the inability to maintain the Company’s collaborations, or the failure of these collaborations; the Company’s reliance on third parties, including for the manufacture of materials for the Company’s research programs, preclinical and clinical studies; failure to obtain U.S. or international marketing approval; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; securities class action litigation; the impact of global pandemics and general economic conditions on the Company’s business and operations, including the Company’s preclinical studies and clinical trials; the possibility of system failures or security breaches; risks relating to intellectual property; significant costs incurred as a result of operating as a public company; and such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Company’s Form 10-Q for the quarter ended March 31, 2024 filed on May 9, 2024. Except as required by applicable law, the

Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Q32 Bio Inc. on July 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 Bio Inc.

Date:	July 9, 2024	By:	/s/ Jodie Morrison
		Name: Title:	Jodie Morrison Chief Executive Officer